Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Overture Life SPVUL

and Overture Annuity

Prospectuses Dated May 1, 2007

Supplement Dated May 1, 2026

The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time, and can be found online at ameritas.com/investments/fund-prospectuses.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Current income and long-term capital appreciation.	Alger Balanced Portfolio, Class I-2 Fred Alger Management, LLC
Total return.	Calvert VP SRI Balanced Portfolio, Class I Calvert Research and Management
Investing to correspond with the returns of the MSCI EAFE Index.	CVT EAFE International Index Portfolio, Class I Calvert Research and Management
Investing to correspond with the returns of the Russell 2000 Index.	CVT Russell 2000 Small Cap Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [1]
Investing to correspond with the returns of the S&P 500 Index. [2]	CVT S&P 500 Index Portfolio Calvert Research and Management / Ameritas Investment Partners, Inc. [1]
Investing to correspond with the returns of the S&P MidCap 400 Index. [2]	CVT S&P MidCap 400 Index Portfolio, Class I Calvert Research and Management / Ameritas Investment Partners, Inc. [1]
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager 50% Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity® VIP Asset Manager 70% Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [2]	Fidelity® VIP Equity-Income PortfolioSM, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [3,4] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Initial Class [3] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Invesco Advisers, Inc.
Seeks total return with an emphasis on high current income, but also considering capital appreciation.	MFS® Income Portfolio, Initial Class Massachusetts Financial Services Company
Seeks capital appreciation.	MFS® New Discovery Series, Initial Class Massachusetts Financial Services Company
Seeks total return.	MFS® Utilities Series, Initial Class Massachusetts Financial Services Company

IN 2940 05-26

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Company
Total return.	Morgan Stanley VIF Global Strategist Portfolio, Class I Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Limited

1	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
2	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
3	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
4	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2940 05-26